- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:

/ /  Preliminary proxy statement

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 PAUL F. LEVIN
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:
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

                                PASTE LOGO HERE

                                  FIRST UNION
              REAL  ESTATE  EQUITY  AND  MORTGAGE  INVESTMENTS

              55 PUBLIC SQUARE - SUITE 1900 - CLEVELAND, OHIO
              44113-1937

                                   NOTICE OF
                      1994 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     Notice is hereby given that the 1994 Annual Meeting of the Shareholders of First Union Real Estate Equity and Mortgage Investments ("First Union" or the "Trust") will be held in the National City Bank Auditorium, on the fourth floor of the National City Center Annex Building, 1900 East Ninth Street, Cleveland, Ohio, on Tuesday, April 12, 1994, at 10:00 A.M., Eastern Daylight Time, for the following purposes:

     1. To elect three Trustees.

     2. To adopt the 1994 Long Term Incentive Performance Plan.

     3. To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 11, 1994, are entitled to notice of and to vote at the meeting. Your invitation, response card and card of admission are enclosed with this proxy.

                                            By order of the Board of Trustees

                                            PAUL F. LEVIN
                                            Vice President -- General Counsel
                                              and Secretary

March 11, 1994

    PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                  FIRST UNION
                  REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
           55 PUBLIC SQUARE - SUITE 1900 - CLEVELAND, OHIO 44113-1937
                               ------------------

                                PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 12, 1994

                              GENERAL INFORMATION

     The accompanying proxy is solicited by the Board of Trustees of First Union for use at the 1994 Annual Meeting to be held on April 12, 1994 and at any adjournment of that meeting. The Shares of Beneficial Interest, par value $1 per share ("Shares"), represented by each valid proxy will be voted at the meeting or any adjournment thereof, and, if a choice is specified in the proxy, the Shares will be voted in accordance with such specification. If no specification is made, such Shares will be voted for the Board of Trustees' nominees for Trustees specified in the proxy card. A shareholder may revoke his proxy, without affecting any vote previously taken, by giving notice to First Union in writing or in open meeting. The approximate date on which this Proxy Statement and the accompanying proxy were sent to shareholders is March 11, 1994.

     First Union will bear the cost of preparing and mailing this statement, the accompanying proxy and any other related materials. First Union has engaged Corporate Investor Communication Inc. ("CIC") to assist in the solicitation of proxies from shareholders, at a fee of $5,500 and $3.50 per shareholder contacted, plus reimbursement of its out-of-pocket expenses. First Union will also pay the standard charges and expenses of brokerage houses, or other nominees or fiduciaries, for forwarding such materials to, and obtaining the proxies from, shareholders and beneficiaries for whose account they hold registered title to Shares of First Union. In addition to use of the mail, proxies may be solicited personally, by telephone or by telegram, by Trustees, officers and regular employees of First Union without receiving additional compensation, as well as by employees of CIC. First Union will pay the expense of such solicitation.

     The record date for determination of shareholders entitled to vote at the Annual Meeting is February 11, 1994. On that date, 18,108,725 Shares were outstanding. Each Share has one vote.

                              ELECTION OF TRUSTEES

     Under the Declaration of Trust, as amended (the "Declaration of Trust") of First Union, the Board of Trustees is divided into three classes, with each class as nearly equal in number to the other classes as possible. The term of office of each class expires in successive years. Accordingly, at each Annual Meeting successors to the Trustees whose terms expire at that meeting are elected to three-year terms. In addition, under the Declaration of Trust, the number of Trustees may be fixed or changed from time to time by the shareholders, provided that the number in each class is not set at fewer than one nor more than five. In the event of an increase or decrease in the number of Trustees, the additional or remaining Trustees, as the case may be, are to be allocated to classes so as to make the classes as nearly equal as possible. Any vacancy occurring in a class of Trustees may be filled by a majority vote of the Trustees remaining in office, effective for the remainder of the term for such class.

NOMINEES

     Currently, the Board of Trustees is composed of nine Trustees and is divided into equal classes known as Class I, II and III whose terms expire in 1994, 1995 and 1996, respectively. It is proposed that three Trustees be elected to Class I of the Board of Trustees at the Annual Meeting.

     The Board of Trustees' three nominees for Class I, the terms of office, if elected, and certain additional information with respect to each nominee, are as follows:

                                               PRINCIPAL OCCUPATIONS,                     PERIOD OF    EXPIRATION
                                                 BUSINESS EXPERIENCE                     SERVICE AS        OF
        NAME AND AGE                              AND AFFILIATIONS                         TRUSTEE        TERM
- ----------------------------   -------------------------------------------------------   -----------   -----------
CLASS I
Kenneth K. Chalmers (64)       Mr. Chalmers has been Executive Vice President of Con-        --           1997
                               tinental Bank, Chicago, Illinois, a commercial bank,
                               since 1984. He was Senior Vice President--Group Head of
                               the bank from 1977 to 1984 and Vice President --
                               Division Head from 1972 to 1977. He is also Vice
                               Chairman and a member of the Executive Committee of St.
                               Joseph Health Care Foundation, Chicago, Illinois, and
                               serves on the Advisory Board of the Kellogg Graduate
                               School of Management, Northwestern University.
William E. Conway (66)         Mr. Conway has been Chairman and Chief Executive            1985 to        1997
                               Officer of Fairmount Minerals, Ltd., a miner and             date
                               processor of industrial minerals, since 1978. Mr.
                               Conway was a Group Vice President of Midland-Ross
                               Corporation, a diversified capital goods manufacturer,
                               from 1974 to 1978, and was Executive Vice President,
                               Administration of Diamond Shamrock Corporation, a
                               producer of chemicals, petroleum and related products,
                               from 1970 to 1974. Mr. Conway is a director of The
                               Huntington National Bank of Ohio and a trustee of The
                               Cleveland Clinic Foundation and University School, and
                               serves on the Advisory Board of the Weatherhead School
                               of Management of Case Western Reserve University.
Russell R. Gifford (53)        Mr. Gifford has been President and Chief Executive          1991 to        1997
                               Officer of The East Ohio Gas Company, Cleveland, Ohio,       date
                               a distributor of natural gas, since 1988. He is also
                               President of West Ohio Gas Company, Lima, Ohio; and
                               River Gas Company, Marietta, Ohio. East Ohio, West Ohio
                               and River are subsidiaries of Consolidated Natural Gas
                               Co. of Pittsburgh, Pennsylvania. Mr. Gifford was Senior
                               Vice President of The East Ohio Gas from 1985 to 1988.
                               Mr. Gifford is a director of National City Bank and
                               Bearings, Inc., and a trustee of University Hospitals
                               of Cleveland, The Cleveland Foundation, Cleveland To-
                               morrow, Greater Cleveland Roundtable and Playhouse
                               Square Foundation. Mr. Gifford also serves as Chairman
                               of the Greater Cleveland Growth Association.

     While the Trustees do not anticipate that any of the nominees will be unable to serve, if any is not available for election, proxies may be voted for a substitute as well as for the other persons named.

REMAINING TRUSTEES

     The remaining Trustees, whose present terms of office as Trustees will continue after the meeting and will expire in the year set forth opposite his name and upon the election and qualification of his successor, and certain additional information with respect to each of them, are as follows:

                                               PRINCIPAL OCCUPATIONS,                     PERIOD OF    EXPIRATION
                                                 BUSINESS EXPERIENCE                     SERVICE AS        OF
        NAME AND AGE                              AND AFFILIATIONS                         TRUSTEE        TERM
- ----------------------------   -------------------------------------------------------   -----------   -----------
CLASS II
Stephen R. Hardis (58)         Mr. Hardis has been Vice Chairman and Chief Financial       1992 to        1995
                               and Administrative Officer of Eaton Corporation, a man-      date
                               ufacturer of highly engineered products serving the au-
                               tomotive, industrial, commercial and defense markets,
                               since 1986. He was Executive Vice President -- Finance
                               and Administration of Eaton from 1979 to 1986. He has
                               been a member of the Board of Directors of Eaton since
                               1983. Mr. Hardis was Executive Vice President -- Fi-
                               nance and Planning of the Sybron Corporation from 1961
                               to 1979 and was Assistant to the Controller of General
                               Dynamics Corporation from 1960 to 1961. Mr. Hardis is a
                               director of Progressive Companies, Society Corporation,
                               Society National Bank and Nordson Corporation, is a
                               trustee of The Cleveland Clinic Foundation and Univer-
                               sity Circle, Inc., and is Vice President of the
                               Cleveland Council on Foreign Affairs.
E. Bradley Jones (66)          Mr. Jones was Chairman and Chief Executive Officer of       1986 to        1995
                               LTV Steel Company, an integrated steel company, from         date
                               July 1984 to December 1984. Prior to that he was Chair-
                               man and Chief Executive Officer from 1982 to 1984, and
                               President and Chief Operating Officer from 1980 to
                               1982, of Republic Steel Corporation. Mr. Jones is a
                               director of TRW Inc., NACCO Industries, Inc.,
                               Consolidated Rail Corporation, Cleveland-Cliffs, Inc.,
                               Birmingham Steel Corporation, Hyster-Yale Materials
                               Handling, Inc. and RPM, Inc., and is a trustee of
                               Fidelity Funds. He is also a trustee of The Cleveland
                               Clinic Foundation.
James C. Mastandrea (50)       Mr. Mastandrea was President and Chief Operating Of-        1994 to        1995
                               ficer of the Trust from July 1993 through December           date*
                               1993, and has been Chairman, President and Chief Exec-
                               utive Officer since January 1994. Mr. Mastandrea was
                               President and Chief Executive Officer of Triam Corpora-
                               tion, Chicago, Illinois, an investment adviser to
                               various real estate investment funds, from 1991 to
                               1993. He was Chairman, President and Chief Executive
                               Officer of Midwest Development Corporation, Buffalo
                               Grove, Illinois from 1978 to 1991. From 1971 to 1978
                               Mr. Mastandrea served in various capacities in the
                               field of commercial and real estate lending, including
                               Vice President of Continental Bank, Chicago, Illinois,
                               and with Mellon Bank, Pittsburgh, Pennsylvania.

- ---------------
* The Board elected Mr. Mastandrea to fill the vacancy created by the resignation from the Board of Mr. Schofield, concurrent with his retirement from the Trust.

                                               PRINCIPAL OCCUPATIONS,                     PERIOD OF    EXPIRATION
                                                 BUSINESS EXPERIENCE                     SERVICE AS        OF
        NAME AND AGE                              AND AFFILIATIONS                         TRUSTEE        TERM
- ----------------------------   -------------------------------------------------------   -----------   -----------
CLASS III
Otes Bennett, Jr. (72)         Mr. Bennett was Chief Executive Officer from 1970 to        1984 to        1996
                               1987, Chairman from 1983 to 1992 and is presently a          date
                               director of The North American Coal Corporation, Cleve-
                               land, Ohio, an independent coal producer and a diversi-
                               fied manufacturer.
Allen H. Ford (65)             Mr. Ford is a consultant and was, from 1981 to 1986,        1983 to        1996
                               Senior Vice President -- Finance and Administration of       date
                               The Standard Oil Company (BP America), an integrated
                               domestic petroleum company engaged in all phases of the
                               petroleum business. Mr. Ford was Corporate Executive
                               Vice President and Unit President from 1976 to 1980,
                               Vice President, Finance, from 1969 to 1976, and
                               Treasurer during 1969 of Diamond Shamrock Corporation,
                               a producer of chemicals, petroleum and related
                               products. Mr. Ford is a director of Society Corporation
                               and Parker Hannifin Corporation, and is a trustee of
                               Case Western Reserve University, the Musical Arts
                               Association (Cleveland Orchestra), University Hospitals
                               of Cleveland, the Western Reserve Historical Society,
                               and University Circle, Inc. He is also Chairman of the
                               Edison BioTechnology Center.
Daniel G. DeVos (36)           Mr. DeVos is Chairman, President and Chief Executive        1994 to        1996
                               Officer of Landquest International, L.L.C., a private        date*
                               real estate investment, development and management com-
                               pany. He is also Vice-President, Corporate Affairs of
                               Amway Corporation, a direct sales consumer product
                               business; Vice Chairman, Governing Board of the Or-
                               lando Magic, a professional NBA basketball franchise;
                               and Chairman and Chief Executive Officer of Georgian
                               Enterprises, Ltd., Barrie, Ontario, Canada, a group of
                               related companies involved in automobile sales,
                               aircraft leasing, charter and sales, real estate
                               development and management; LTS Finished Surfaces,
                               Grand Rapids, Michigan, a wholesale distributor of
                               floor products; and Appliance Distributors, Inc.,
                               Detroit, Michigan, a wholesale distributor of high-end
                               appliances. Mr. DeVos is a member of the Boards of the
                               Family Outreach Center, Grand Rapids, Michigan, the
                               Grand Rapids Symphony, and the Mercy Respite Center.

- ---------------
* The Board elected Mr. DeVos to fill the vacancy created by the resignation from the Board of Richard N. Theilen on February 1, 1994.

                            COMPENSATION OF TRUSTEES

     Trustees, other than Mr. Mastandrea, receive an annual retainer fee of $12,000 and are paid an attendance fee of $500 for meetings of the Board and committees, except for certain committee meetings for which an attendance fee of $250 is paid.

                       ORGANIZATION OF BOARD OF TRUSTEES

     The Board of Trustees held five Board meetings during 1993. Each of the present Trustees attended more than 77% of the aggregate of the meetings of the Board and the committees of the Board on which he served. The Board has standing Executive; Audit; Management, Organization and Compensation; and Nominating Committees.

EXECUTIVE COMMITTEE

     The Executive Committee exercises all of the powers and authority of the Board during intervals between meetings of the Board except the declaration of dividends and the filling of vacancies among the Trustees or the Executive Committee and except as its powers and duties may be limited or proscribed by the Trustees from time to time. Present members are Otes Bennett, Jr., William
E. Conway, Allen H. Ford, Russell R. Gifford, Stephen R. Hardis, E. Bradley Jones and James C. Mastandrea (Chairman). The Executive Committee held four meetings during 1993.

AUDIT COMMITTEE

     The Audit Committee is composed entirely of Trustees who are not employees of First Union. The Committee recommends to the Board the appointment of auditors to examine and report on the combined financial statements, reviews with the independent auditors the arrangements for and results of the audit engagement, reviews the independence of the auditors, considers the range of audit and non-audit fees and reviews the reports of First Union's internal auditor and its system of internal accounting controls. Present members are Allen H. Ford and Stephen R. Hardis (Chairman). The Audit Committee held two meetings during 1993.

MANAGEMENT, ORGANIZATION AND COMPENSATION COMMITTEE

     The Management, Organization and Compensation Committee, composed entirely of Trustees who are not employees of First Union, recommends to the Board on matters involving management succession, the compensation of officers with salaries of $50,000 per year or more and the retainer and attendance fees for Trustees, makes recommendations and determinations concerning First Union's Executive Incentive Compensation Plan, administers Share option plans and will administer the 1994 Long Term Incentive Performance Plan if it is adopted at the 1994 Annual Meeting, and reviews compensation arrangements as they relate to key employees. Present members are Otes Bennett, Jr., (Chairman), William E. Conway and Russell R. Gifford. The Management, Organization and Compensation Committee held four meetings in 1993.

NOMINATING COMMITTEE

     The Nominating Committee recommends qualified candidates for election as Trustees and considers the performance of incumbent Trustees to determine whether to recommend them for nomination to stand for re-election. Present members are Allen H. Ford, E. Bradley Jones and James C. Mastandrea (Chairman). The Committee held one meeting in 1993. The Nominating Committee will consider persons for election as Trustees who are recommended to it in writing by any shareholder. Any shareholder wishing to submit a recommendation to the Committee should send a signed letter of recommendation to the following address: First Union Real Estate Equity and Mortgage Investments, Suite 1900, 55 Public Square, Cleveland, Ohio, 44113-1937, Attention: Chairman. Recommendation letters should state the reasons for the recommendation and contain the full name and address of each proposed nominee as well as a brief biographical history setting forth past and present directorships, employment and civic activities.

                  SECURITY OWNERSHIP OF TRUSTEES AND OFFICERS

     The table below sets forth, with respect to Trustees and nominees, certain named executive officers, and as to all Trustees and executive officers as a group, information relating to their beneficial ownership of Shares of First Union as of January 1, 1994:

      NAME OF INDIVIDUAL          SHARES BENEFICIALLY     PERCENT
     OR IDENTITY OF GROUP              OWNED(1)           OF CLASS
- ------------------------------    -------------------     --------
TRUSTEES
     Otes Bennett, Jr.                    5,000             .028%
     Kenneth K. Chalmers                  1,000             .006
     William E. Conway                    7,147             .039
     Daniel G. DeVos                        -0-              -0-
     Allen H. Ford                        8,840             .049
     Russell R. Gifford                     300             .002
     Stephen R. Hardis                    2,000             .011
     E. Bradley Jones                     6,331             .035
     James C. Mastandrea                  1,000             .006
       (also an Executive
       Officer)
     William A. Parker, Jr.              31,200             .172
     Donald S. Schofield(2)             105,085(3)          .571
     Richard N. Thielen                   6,780             .037
EXECUTIVE OFFICERS
     Joseph O. Shuman                    63,322(4)          .349
     Paul F. Levin                       19,150(5)          .106
All Trustees and executive              331,917(6)         1.808
officers (16 in number) as a
group

- ---------------

(1) Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be a beneficial owner if he has or shares voting power or investment authority in respect of such security or has the right to acquire beneficial ownership within 60 days. The amounts shown in the above table do not purport to represent beneficial ownership except as determined in accordance with this Rule. Each Trustee and executive officer has sole voting and investment power with respect to the amounts shown or shared voting and investment powers with his spouse.

(2) Mr. Schofield was a Trustee and Executive Officer during 1993. He retired and concurrently resigned from the Board effective December 31, 1993.

(3) Includes 105,000 Shares which Mr. Schofield has the vested right to acquire through the exercise of options.

(4) Includes 54,060 Shares which Mr. Shuman has the vested right to acquire through the exercise of options.

(5) Represents Shares which Mr. Levin has the vested right to acquire through the exercise of options.

(6) Includes 248,192 Shares which executive officers have the vested right to acquire through the exercise of options.

     Gene W. Newman, President of First Union Management, Inc., and a Section 16 reporting person for purposes of the Trust, inadvertently reported one transaction late.

                             EXECUTIVE COMPENSATION

     The table below sets forth the compensation paid or earned for services to First Union during each of the last three years by the executive officers of the Trust whose total cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM
                                       ANNUAL COMPENSATION     COMPENSATION
                                                                  AWARDS
                                       --------------------    ------------       ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR      SALARY      BONUS        OPTIONS       COMPENSATION(1)
- ---------------------------   ----     --------    --------                    ---------------
Donald S. Schofield           1993     $310,440    $ 89,490             0          $12,422
  Chairman and Chief          1992      310,440     139,210        15,000           12,067
  Executive Officer           1991      310,440     137,842        15,000           11,731
James C. Mastandrea           1993*      91,026      40,000        25,000                0
  President and Chief
  Operating Officer
Joseph O. Shuman              1993       97,000      24,375             0            8,620
  Executive Vice President    1992       97,000      51,094         7,500            7,184
                              1991       97,000      50,482         7,500            8,512
Paul F. Levin                 1993       82,700      20,735             0            3,955
  Vice President-General      1992       80,700      12,022         4,000            4,190
  Counsel and Secretary       1991       80,700      16,878         5,000            4,250

- ---------------

(1) Amounts shown are solely composed of annual contributions made to a defined contribution pension plan for each participant equal to the sum of (i) 3% of the participant's total cash compensation paid for such year, and (ii) 3% of the portion, if any, of the participant's cash compensation paid for such year which is in excess of that year's Social Security taxable wage base. The contributions made by First Union on behalf of the above named individuals are based on salary earned and paid in that year, plus executive incentive compensation paid in that year. The pension contribution for Mr. Schofield is limited to the maximum amount for qualified plans by the Internal Revenue Code. At December 31, 1993, Mr. Mastandrea did not meet the 12-month employment and pension plan entrance date requirements in order to receive a contribution. The 1993 pension contribution for Mr. Shuman is based on salary plus the 1992 and 1993 bonuses both of which were paid in 1993.

 *  Employed July 19, 1993.

                      EMPLOYMENT AND CONSULTING AGREEMENTS

     As of September 1, 1991, the Trust entered into an Employment and Consulting Agreement with Mr. Schofield to serve as Chairman (and also as President and Chief Executive Officer at the discretion of the Board of Trustees) at an annual base salary of at least $310,440 through December 31, 1993. Mr. Schofield retired from active employment with the Trust effective

December 31, 1993. He will be retained as a consultant during 1994 and 1995 at an annual fee of $250,000. If Mr. Schofield dies before December 31, 1994, the Trust will pay a death benefit of $8,333 per month for 60 months. If he dies before December 31, 1995, this death benefit will be paid for a period of 30 months. The Trust has purchased insurance to provide funds to cover this obligation. If Mr. Schofield's engagement as consultant is terminated due to disability, the Trust will provide a disability benefit of at least $12,500 per month through 1995, or his earlier death. If the Trust terminates Mr. Schofield's engagement as consultant for reasons other than death, disability or breach of his obligations, the Trust will pay his annual fee for 1994 and 1995, so long as he complies with certain conditions.

     As of July 19, 1993, the Trust entered into an Employment Agreement with James C. Mastandrea to serve as President and Chief Operating Officer at an annual base salary of $200,000. The Agreement also provides, among other things, for Mr. Mastandrea to be elected to the Board of Trustees and to be named Chief Executive Officer, upon Mr. Schofield's retirement. Mr. Mastandrea was elected to the Board, and named Chairman and Chief Executive Officer effective January 1, 1994. If Mr. Mastandrea's employment is terminated, other than for cause, his annual salary at the time of termination will continue until July 19, 1995.

                                 OPTION GRANTS
                              IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                              INDIVIDUAL GRANTS                        ANNUAL RATES OF SHARE
                          ---------------------------------------------------------     PRICE APPRECIATION
                                          % OF TOTAL                                            FOR
                                           OPTIONS                                        10 YEAR OPTION
                                           GRANTED                                            TERM(2)
                           OPTIONS       TO EMPLOYEES     EXERCISE      EXPIRATION     ---------------------
          NAME            GRANTED(1)       IN 1993          PRICE          DATE           5%          10%
- ------------------------- ----------     ------------     ---------     -----------    --------     --------
James C. Mastandrea......   25,000            100%         $ 10.50        7-19-03      $165,113     $418,425

- ---------------

(1) Options granted under the Share Option Plan adopted in 1981 (the "Option Plan") may be in the form of Incentive Stock Options (qualifying as such under Section 422A of the Internal Revenue Code, as amended) and Nonstatutory Stock Options. Options granted are at prices not less than the fair market value of the Shares at the date of grant and expire not later than ten years after the date granted. Options are exercisable only after the optionee has been continuously employed by the Trust for twelve months from the date of grant and thereafter to the extent of 25% during the second year, 50% during the third year, 75% during the fourth year and 100% during the fifth through tenth years. In the event of any change in control of the Trust, a defined term in the Option Plan, including liquidation or dissolution of the Trust, or a merger or consolidation with respect to which the Trust shall not be the surviving entity, all options become exercisable immediately. Incentive Stock Options granted prior to January 1, 1987 must be exercised in the order granted pursuant to the Internal Revenue Code.

(2) The appreciation calculation is a required disclosure. The appreciation examples shown above do not reflect past experience of the Trust's options granted, nor can they be expected to predict future performance.

             AGGREGATED SHARE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                              VALUE OF UNEXERCISED
                           SHARES                     NUMBER OF UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                          ACQUIRED                         AT FISCAL YEAR END                  AT FISCAL YEAR END
                             ON          VALUE       -------------------------------     -------------------------------
          NAME            EXERCISE      REALIZED     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE      EXERCISABLE
- ------------------------- ---------     --------     --------------     ------------     --------------     ------------
Donald S. Schofield......   11,550      $14,176          22,650            105,000          $ 10,313           $5,156
James C. Mastandrea......        0            0          25,000                  0                 0                0
Joseph O. Shuman.........    1,875        5,859          11,325             54,060             5,156            2,578
Paul F. Levin............    1,250        3,594           6,800             19,150             3,438            1,719

              MANAGEMENT, ORGANIZATION AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Management, Organization and Compensation Committee (the "Committee") is composed of Messrs. Bennett, Conway and Gifford, all outside trustees. The Committee recommends to the Board: (i) compensation of officers with salaries of $50,000 per year or more, (ii) cash awards to employees under the Executive Incentive Compensation Plan (the "EIC Plan") and (iii) grants of Share options under the Option Plan.

COMPENSATION OF THE CEO

     Mr. Schofield served as Chairman and Chief Executive Officer ("CEO") during 1993 (and President until July 1993). His base salary of $310,440 for 1993 was determined in accordance with the Employment and Consulting Agreement entered into as of September 1, 1991, and described earlier in this Proxy Statement.

     Mr. Schofield's annual base salary under the Agreement was based on his salary at the time the Agreement was entered into, his past performance as Chairman, President and CEO of the Trust, comparable executive salaries both within and outside the real estate industry, his overall compensation package including the EIC Plan and the Option Plan, and historical performance of the Trust.

     Mr. Schofield's participation in the EIC Plan discussed later in this section was also determined in accordance with his Employment and Consulting Agreement, and his allocation of points in the EIC Plan was based on the same evaluation criteria discussed above.

     Mr. Schofield's pension contributions are determined in accordance with the provisions of the defined contribution pension plan, noted elsewhere in this Proxy Statement.

     Mr. Schofield retired effective December 31, 1993.

COMPENSATION OF OTHER NAMED EXECUTIVE OFFICERS

     On July 19, 1993, Mr. Mastandrea was employed as President and Chief Operating Officer. The Trust utilized the services of an executive search consultant in the recruitment and hiring of Mr. Mastandrea. An ad hoc Management Succession Committee of the Board, consisting of Messrs. Ford (Chairman), Bennett, Conway and Jones, conferred with the consultant regarding typical recruitment benefits, as well as compensation levels for comparable positions in the real estate industry. The Management Succession Committee presented its recommendation to the Compensation Committee. Mr. Mastandrea's employment as President and Chief Operating Officer at the rate of $200,000 per year, and the bonus he was awarded for 1993, in the discretion of the Board, were based on his position and responsibilities in the Trust and the anticipated contribution he will make in the future as Chief Executive Officer; his extensive real estate experience; and compensation paid for comparable positions in the real estate investment trust industry and in other segments of the real estate industry.

     The other executive officers named in the Summary Compensation Table receive annual salaries based on recommendations of the CEO to the Committee. Each officer is reviewed annually, in writing, by his superior on the basis of individual achievement and accomplishments and contribution to the Trust. Salary recommendations are based on individual and company performance. Salary is measured in terms of the officer's position in the Trust and comparable positions within the real estate industry and in other industries in which the executive might be employed, all of which criteria necessarily involve a degree of subjective judgment by the Committee. This is done in order to attract and retain the most qualified individuals and reward them for performance and dedication to the Trust.

     Awards to executive officers under the EIC Plan are determined based on a point system. Total EIC Plan awards in each year are equal to the product of total cash flow, a defined term under the EIC Plan, less 10% of average shareholders' investment, also a defined term under the EIC Plan, times 5%. The annual amount accrued cannot exceed $1 million. At least 50% of the amount accrued is distributed pro rata to participants based on the number of points awarded for the year. The remaining 50% may be distributed at the discretion of the Committee. Any amount remaining after discretionary awards is then distributed pro rata based on the number of points awarded.

     Participation in the Plan and allocation of points is reviewed annually, for the succeeding Plan year, and is based on similar criteria used to determine base salary. In addition, part of the EIC Plan fund, as described above, may be awarded on a discretionary basis by the Committee based on outstanding and extraordinary individual performance and contribution to the Trust's profitability.

     Share options are granted to attract and retain qualified key employees, who will be motivated by personal involvement in the development and success of the Trust. Options were granted to Mr. Mastandrea in connection with his employment.

 OTES BENNETT, JR. (CHAIRMAN)       WILLIAM E. CONWAY       RUSSELL R. GIFFORD

                            MEMBERS OF THE COMMITTEE

                               PERFORMANCE GRAPH

     The performance graph assumes $100 invested on December 31, 1988 in First Union Shares, All REITs and the NYSE Composite, with dividends reinvested when paid and share prices as of the last day of each calendar year. The total return for All REITs was compiled by the National Association of Real Estate Investment Trusts (NAREIT).

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

The chart below shows the amount of cumulative total return at the end of each calendar year (assuming $100 invested on December 31, 1988 in First Union, All REITs and the NYSE Composite) that was used to create the performance graph.

      MEASUREMENT PERIOD                                           NYSE COM-
    (FISCAL YEAR COVERED)         FIRST UNION      ALL REITS        POSITE
1988                                $100             $100            $100
1989                                  97               98             128
1990                                  49               81             122
1991                                  52              110             158
1992                                  75              124             166
1993                                  84              146             188

               PROPOSED 1994 LONG TERM INCENTIVE PERFORMANCE PLAN

     The 1994 Long Term Incentive Performance Plan (the "Plan") is intended to encourage the Trust's managers to think and act as owners and, as a result, to foster and promote the long term growth and performance of the Trust and increase the market price of its Shares. To achieve this purpose, this Plan gives broad authority to the Management, Organization and Compensation Committee of the Board of Trustees (the "Committee"), a standing committee comprised entirely of independent Trustees, to grant stock and other performance-based incentives.

     As a real estate investment trust, the Trust is required to distribute as dividends 95% of its taxable ordinary income in each year, excluding certain non cash income. Accordingly, the Trust is unable to accumulate retained earnings as a vehicle for growth. Instead, the Trust must rely on growth through profitable investments.

     During the past several years, funds from operation have declined while debt levels and interest costs have risen. In addition, expenditures will be required to renovate some of the Trust's assets in order to preserve cash flow and value, while other unprofitable assets need to be sold.

     Faced with the inability to use retained earnings for growth, a decline in recent financial performance, and the need to renovate or dispose of under performing assets, the Board of Trustees believes that the Trust needs a cohesive, aggressive, and well motivated management team who think and act as owners. After developing the Plan over a six month period, the Board of Trustees approved the Plan on February 1, 1994. The Board believes that the Plan will help to achieve this objective and, therefore, recommends that shareholders vote to approve it.

     The full text of the Plan is included as Exhibit A to this Proxy Statement. The following description of the Plan should be read in conjunction with, and is qualified by reference to, the more detailed information (including definitions and specific incentive factors) contained in the text of the Plan.

  ELIGIBILITY

     All employees of the Trust or any of its affiliates who have responsibilities that affect the performance of the Trust, and the market price of its Shares, over the long term will be eligible to participate in the Plan.

  AUTHORITY OF COMMITTEE

     Under the Plan, the Committee has the authority to select the employees who will receive awards, determine the number and type of awards to be granted, determine the terms, conditions, and restrictions applicable to the awards, determine how the exercise price is to be paid, and establish rules governing the Plan. The Committee may delegate its authority with respect to participants who are not executive officers of the Trust.

     The Plan does not prescribe the exercise price, earn-out or vesting periods, restrictions, or performance objectives applicable to awards made to employees other than certain "Covered Employees." Instead, the Committee is given the broad authority to establish these terms in order best to achieve the purpose of the Plan. The Plan does prescribe some of the terms of awards that may be granted to executive officers of the Trust whose compensation is subject to the $1,000,000 limit on deductibility under Section 162(m) of the Internal Revenue Code (the "Code"); these employees include the Chief Executive Officer and the other four most highly compensated executive officers of the Trust ("Covered Employees").

  NUMBER OF SHARES

     Throughout the term of the Plan, the maximum number of Shares that may be subject to Awards is 1,629,785, plus 9% of the number of Shares issued by the Trust (other than Shares issued under the Plan) during the term of the Plan, and the maximum number of Shares that may be subject to Awards granted to any particular Participant is 905,434, plus 5% of the number of Shares issued by the Trust during the term of this Plan (other than Shares Issued under the Plan). The maximum number of Shares that may be subject to Awards granted in any given year is 3% of the number of Shares outstanding at the beginning of that year, and the maximum number of Shares that may be subject to Awards granted to any particular Participant in any given year is 1.67% of the number of Shares outstanding at the beginning of that year. The maximum number of Shares that may be issued upon exercise of incentive stock options is 1,629,785.

     Shares subject to an award that is forfeited, terminated, canceled, or surrendered without having been exercised (other than shares subject to a stock option that is canceled upon the exercise of a related stock appreciation right and shares subject to an award that is surrendered to pay the exercise price of a stock option) are generally available for future grants under the Plan, without reducing the number of Shares that may be the subject of Awards or that are available for the grant of Awards in any given year.

     In the event of a recapitalization, stock dividend, stock split, distribution to shareholders (other than normal cash dividends), rights offering, or similar transaction, the Committee will adjust the number and class of shares that may be issued under the Plan and the number and class of shares, and the exercise price, applicable to outstanding awards.

  TYPES OF AWARDS

     The Plan provides for the grant of stock options, restricted stock, stock appreciation rights, stock equivalent units, cash awards, and other stock or performance-based incentives. These awards are payable in cash or Shares, or any combination thereof, as established by the Committee.

     The stock options may be incentive stock options ("Incentive Stock Options"), which meet the criteria of Section 422 of the Code, and stock options that do not qualify as Incentive Stock Options. The Committee has the discretion to determine the exercise price, vesting periods, duration, and other terms of stock options. The terms of Incentive Stock Options must, however, meet the requirements of Section 422 of the Code. The exercise price of stock options granted to Covered Employees must be the fair market value of the Shares at the date of grant, unless the grant or vesting of the stock options is contingent upon the achievement of performance goals established by the Committee at or before the time of grant. These performance goals will represent a target amount of funds from operations of the Trust for any given year, and/or a target market price of the Shares at any given date. For this purpose, "funds from operations" means income from operations, plus depreciation and amortization, as shown in the audited combined statement of income of the Trust and First Union Management, Inc., but excluding any accrual for expenses relating to this Plan.

     The restricted stock and cash awards will be subject to any conditions, restrictions, and risks of forfeiture that the Committee, in its discretion, may establish. The grant or vesting of any restricted stock or cash awards made to Covered Employees, however, must be contingent upon the achievement of performance goals established by the Committee at or before the time of grant.

     The stock appreciation rights will give an employee the right to receive a payment equal in value to all or a portion of the appreciation of Shares over a limited period of time. The period of time over which the appreciation is measured is within the discretion of the Committee. Among other things, the Committee has the authority to grant stock appreciation rights that only become exercisable upon the occurrence of a change in control (as defined in the Plan).

     The stock equivalent units will, among other things, enable the Committee to permit participants to defer their compensation in the form of (i) units equal in value to Shares or (ii) cash. The Committee has the authority to credit dividend equivalents on stock equivalent units and interest on deferred cash payments.

     Awards may be granted singly or in combination or tandem with other Awards. The Trust may also assume awards granted by an organization acquired by the Trust or may grant awards in replacement of any such awards.

  PAYMENT OF EXERCISE PRICE; TAXES ASSOCIATED WITH AWARDS

     The Committee may permit participants to pay the exercise price of an award (other than an Incentive Stock Option) in cash, by the transfer of Shares, by the surrender of all or part of an award (including the award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The Committee may permit participants to pay the exercise price of an Incentive Stock Option in cash, by the transfer of Shares, or by a combination of these methods, but not by the surrender of an award. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan, including loans by the Trust.

     Prior to the payment of an award, the Trust may withhold, or require a participant to remit to the Trust, an amount sufficient to pay any Federal, state, and local taxes associated with the award. The Committee may permit participants to pay the taxes associated with an award (other than an Incentive Stock Option) in cash, by the transfer of Shares, by the surrender of all or part of an award (including the award being exercised), or by a combination of these methods. The Committee may permit a participant to pay the taxes associated with an Incentive Stock Option in cash, by the transfer of Shares, or by a combination of these methods, but not by the surrender of an award.

  TERMINATION OF AWARDS

     The Committee may cancel any awards if the participant, without the Trust's prior written consent, (i) renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Trust or (ii) discloses to anyone outside of the Trust, or uses for any purpose other than the Trust's business, any confidential information or material relating to the Trust.

  CHANGE IN CONTROL

     In the event of a change in control of the Trust, as defined in the Plan,
(i) all outstanding stock options and stock appreciation rights become fully exercisable, (ii) all restrictions and conditions applicable to restricted stock and other awards exercisable for Shares will be deemed to have been satisfied,
(iii) all cash awards will be deemed to have been fully earned, and (iv) the term of all loans granted to fund the exercise price of awards will be extended to become due no earlier than twenty (20) years after the Change in Control, at an interest rate no greater than LIBOR, or its equivalent, in effect from time to time.

  AMENDMENT OR SUSPENSION; EFFECTIVE DATE, AND TERMINATION

     The Board of Trustees may amend or suspend the Plan at any time. Shareholder approval for any such amendment will be required only to the extent necessary to preserve (i) the exemption for awards provided by Rule 16b-3 under the Securities Exchange Act of 1934 and (ii) the deductibility of compensation associated with the award for Federal income tax purposes under Section 162(m) of the Code. The Plan will become effective on the date it is adopted by the Trust's shareholders and will remain in effect until December 31, 2004. The Committee may waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

  FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

     The anticipated Federal income tax treatment, to the Trust and the participants, of the grant and exercise of awards is briefly discussed in Exhibit B.

  VOTE REQUIRED TO ADOPT THE PLAN

     The affirmative vote of the holders of a majority of the Shares present in person or by proxy and voting on the Plan at the meeting is required to adopt the Plan. THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO ADOPT THE PLAN.

                             SELECTION OF AUDITORS

     Arthur Andersen & Co. has been selected as auditors of First Union for the ensuing year. Arthur Andersen & Co. has been First Union's auditors since the founding of the Trust in 1961. Representatives of Arthur Andersen & Co. are expected to be present at the 1994 Annual Meeting with the opportunity to make a statement if they so desire and to respond to shareholder questions.

                                     VOTING

     The affirmative vote of the holders of a majority of the Shares present in person or by proxy and voting at the meeting is required for approval of the matters described in this Proxy

Statement. If the requisite approval is not obtained with respect to a particular matter, the proposal referred to in such matter will not be implemented.

     As far as the Trustees are aware, no matters other than those outlined in this Proxy Statement will be presented to the meeting for action on the part of the shareholders. If any other matters are brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the Shares to which the proxy relates in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the 1995 Annual Meeting of Shareholders must be received by First Union for inclusion in First Union's proxy statement and form of proxy relating to that meeting on or before October 10, 1994. Any such proposals should be sent to the following address:
First Union Real Estate Equity and Mortgage Investments, Suite 1900, 55 Public Square, Cleveland, Ohio, 44113-1937, Attention: Paul F. Levin, Secretary.

                                            FIRST UNION REAL ESTATE EQUITY
                                              AND MORTGAGE INVESTMENTS

                                            PAUL F. LEVIN
                                             Vice President -- General Counsel
                                                and Secretary
March 11, 1994

                                                                       EXHIBIT A

                         FIRST UNION REAL ESTATE EQUITY
                            AND MORTGAGE INVESTMENTS

                   1994 LONG TERM INCENTIVE PERFORMANCE PLAN

1.  PURPOSE

     This Plan is intended to encourage the Trust's managers to think and act as owners and, as a result, to foster and promote the long term growth and performance of the Trust and increase the market price of its Shares. To achieve this purpose, this Plan provides authority for the grant of stock and other performance-based incentives.

2.  DEFINITIONS

          (a) "Affiliate and Associate" -- These terms have the meanings given to them in Rule 12b-2 under the Exchange Act.

          (b) "Award" -- A grant of Stock Appreciation Rights, Stock Awards, Stock Options, Cash Awards, or other stock and performance-based incentives under this Plan.

          (c) "Board of Trustees" -- The Board of Trustees of the Trust.

          (d) "Cash Award" -- This term has the meaning given to it in Section 6(b)(iv).

          (e) "Change in Control" -- A "Change in Control" will be deemed to occur if at any time after the date of the adoption of this Plan:

             (i) Any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan or employee share ownership plan of the Trust or any Subsidiary of the Trust, or any Person organized, appointed, or established by the Trust or any Subsidiary of the Trust for or pursuant to the terms of any such plan), alone or together with any of its Affiliates or Associates, becomes the Beneficial Owner of 25% or more of the Shares then outstanding. For purposes of this Section 2(e)(i), the terms "Beneficial Owner," "Person," and "Subsidiary" have the meanings given to them in the Rights Agreement, dated as of March 7, 1990, between the Trust and National City Bank, as Rights Agent, as amended from time to time.

             (ii) At any time during a period of 24 consecutive months, individuals who were Trustees at the beginning of the period no longer constitute a majority of the members of the Board of Trustees unless the election, or the nomination for election by the Trust's shareholders, of each Trustee who was not a Trustee at the beginning of the period is approved by at least a majority of the Trustees who are in office at the time of the election or nomination and were Trustees at the beginning of the period.

             (iii) A record date is established for determining shareholders entitled to vote upon (A) a merger or consolidation of the Trust with another business trust, real estate investment trust, partnership, corporation, or other entity in which the Trust is not the surviving or continuing entity or in which all or part of the outstanding Shares are to be converted into or exchanged for cash, securities, or other property, (B) a sale or other disposition of all or substantially all of the assets of the Trust, or (C) the dissolution of the Trust.

          (f) "Code" -- The Internal Revenue Code of 1986, or any law that supersedes or replaces it, as amended from time to time.

          (g) "Committee" -- The Management, Organization and Compensation Committee of the Board of Trustees, or any other committee of the Board of Trustees that the Board of Trustees authorizes to administer this Plan. The Committee will be constituted in a manner that satisfies all applicable legal requirements, including satisfying the disinterested administration standard set forth in Rule 16b-3 under the Exchange Act and the outside director requirement under Section 162(m) of the Code.

          (h) "Covered Employee" -- An officer of the Trust whose compensation is subject to the $1,000,000 limit on deductibility under Section 162(m) of the Code, or any provision that supersedes or replaces Section 162(m) of the Code, as amended from time to time.

          (i) "Exchange Act" -- Securities Exchange Act of 1934, and any law that supersedes or replaces it, as amended from time to time.

          (j) "Fair Market Value" of Shares -- The value of Shares determined by the Committee, or pursuant to rules established by the Committee, on a basis consistent with regulations under the Code.

          (k) "Incentive Stock Option" -- A Stock Option that meets the requirements of Section 422 of the Code, or any provision that supersedes or replaces Section 422 of the Code, as amended from time to time.

          (l) "Participant" -- Any person to whom an Award has been granted under this Plan.

          (m) "Performance Goal" -- A target amount of funds from operations of the Trust for any given year, or a target market price of the Shares at any given date, established by the Committee as a condition to the grant or vesting of an Award. For this purpose, "funds from operations" means income from operations, plus depreciation and amortization, as shown in the audited combined statement of income of the Trust and First Union Management, Inc. included in the Form 10-K annual report of the Trust for that year filed with the Securities and Exchange Commission, but excluding any accrual for expenses relating to this Plan.

          (n) "Restricted Stock" -- An Award of Shares that are subject to restrictions or risk of forfeiture.

          (o) "Rule 16b-3" -- Rule 16b-3 under the Exchange Act, or any rule that supersedes or replaces it, as amended from time to time.

          (p) "Shares" -- Shares of beneficial interest, $1.00 par value, of the Trust or any equity security or securities of the Trust that are issued in substitution or exchange therefor in a recapitalization of the Trust.

          (q) "Stock Appreciation Right" -- This term has the meaning given to it in Section 6(b)(i).

          (r) "Stock Award" -- This term has the meaning given to it in Section 6(b)(ii).

          (s) "Stock Equivalent Unit" -- An Award that is valued by reference to the Fair Market Value of Shares.

          (t) "Stock Option" -- This term has the meaning given to it in Section 6(b)(iii).

          (u) "Trust" -- First Union Real Estate Equity and Mortgage Investments, an Ohio business trust.

3.  ELIGIBILITY

     All employees of the Trust or any of its Affiliates who, in the judgment of the Committee, have responsibilities that affect the performance of the Trust, and the market price of its Shares, over the long term are eligible for the grant of Awards.

4.  SHARES AVAILABLE UNDER PLAN; ADJUSTMENT

          (a) Number of Shares. The number of Shares that may be subject to Awards granted under this Plan is subject to the following limitations:

             (i) The maximum number of Shares that may be subject to Awards granted throughout the term of this Plan is 1,629,785, plus nine percent (9%) of the number of Shares issued by the Trust during the term of this Plan, and the maximum number of Shares that may be subject to Awards granted to any particular Participant throughout the term of this Plan is 905,434, plus five percent (5%) of the number of Shares issued by the Trust during the term of this Plan. For this purpose, the term "issue" includes a sale of Shares in a public offering or a private placement, an exchange of Shares for assets or securities, and the delivery of Shares upon the conversion or exchange of securities in a merger or other combination involving the Trust or any of its Affiliates, but does not include the issuance of Shares under this Plan.

             (ii) The maximum number of Shares that may be subject to Awards granted in any given year is three percent (3%) of the number of Shares outstanding at the beginning of that year, and the maximum number of Shares that may be subject to Awards granted to any particular Participant in any given year is one and sixty-seven hundredths percent (1.67%) of the number of Shares outstanding at the beginning of that year.

             (iii) The maximum number of Shares that may be issued upon exercise of Incentive Stock Options is 1,629,785.

     The assumption of awards granted by an organization acquired by the Trust or any of its Affiliates, or the grant of Awards under this Plan in substitution for any such awards, will not reduce the number of Shares available for the grant of Awards under this Plan.

     Shares subject to an Award that is forfeited, terminated, canceled, or surrendered without having been exercised (other than (i) Shares subject to a Stock Option that is canceled upon the exercise of a related Stock Appreciation Right and (ii) Shares subject to an Award that is surrendered in payment of the exercise price of a Stock Option) will again be available for grant under this Plan, without reducing the number of Shares that may be subject to Awards or that are available for the grant of Awards in any fiscal year, except to the extent that the availability of those Shares would cause this Plan or any Awards granted under this Plan to fail to qualify for the exemption provided by Rule 16b-3.

          (b) No Fractional Shares. No fractional Shares will be distributed under this Plan; the Committee will determine the manner in which fractional Shares will be treated.

          (c) Adjustment. In the event of any change in the Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock dividend, stock split, distribution to shareholders (other than normal cash dividends), or rights offering or similar sale of Shares for less than their fair market value at the time of sale, the Committee will adjust the number and class of shares that may be issued under this Plan, the number and class of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and any value determinations applicable to outstanding Awards.

5.  ADMINISTRATION

          (a) Committee. This Plan will be administered by the Committee. The Committee will, subject to the terms of this Plan, have the authority to
     (i) select the eligible employees who will receive Awards, (ii) determine the number and types of Awards to be granted, (iii) determine the terms, conditions, vesting periods, and restrictions applicable to the Awards,
     (iv) prescribe the forms of any notices, agreements, or other instruments relating to the Awards, (v) grant the Awards, (vi) adopt, alter, and repeal administrative rules and practices governing this Plan, (vii) interpret the terms and provisions of this Plan and any Awards granted under this Plan, and (viii) otherwise supervise the administration of this Plan. All decisions by the Committee will be made with the approval of not less than a majority of its members.

          (b) Delegation. The Committee may delegate any of its authority to any other person or persons that it deems appropriate, provided the delegation does not (i) cause this Plan, or any Awards granted under this Plan, to fail to qualify for the exemption provided by Rule 16b-3 under the Exchange Act or (ii) result in a reduction in the amount of compensation associated with any Award that is deductible for Federal income tax purposes under Section 162(m) of the Code.

          (c) Decisions Final. All decisions by the Committee, and by any other person or persons to whom the Committee has delegated authority, will be final and binding on all persons.

6.  AWARDS

          (a) Grant of Awards. The Committee will determine the type or types of Awards to be granted to each employee and the terms, conditions, vesting periods, and restrictions applicable to each Award. More than one Award may be granted to the same employee. Awards may be granted singly or in combination or tandem with other Awards. The Trust may assume awards granted by an organization acquired by the Trust or may grant Awards in replacement of, or in substitution for, any such awards.

          (b) Types of Awards. Awards may include, but are not limited to, the following:

             (i) Stock Appreciation Right -- A right to receive a payment, in cash or Shares, equal to the excess of (A) the Fair Market Value of a specified number of Shares on the date the right is exercised over (B) the Fair Market Value of the Shares on the date the right is granted, all as determined by the Committee. The right may be conditioned upon the occurrence of certain events, such as a Change in Control of the Trust, or may be unconditional, as determined by the Committee.

             (ii) Stock Award -- An Award that is made in Shares, Restricted Stock, or Stock Equivalent Units. The grant or vesting of any Stock Award made to a Covered Employee (other than Stock Equivalent Units representing deferred amounts under Section 7) must be contingent upon the achievement of a Performance Goal or Performance Goals established by the Committee at or before the time of grant; the grant or vesting of any Stock Award made to a Participant other than a Covered Employee may, in the discretion of the Committee, be contingent upon the achievement of Performance Goals or other objectives established by the Committee.

             (iii) Stock Option -- A right to purchase a specified number of Shares, during a specified period, and at a specified exercise price, all as determined by the Committee. A Stock Option may be an Incentive Stock Option or a Stock Option that does not qualify as an Incentive Stock Option. In addition to the terms, conditions, vesting periods, and restrictions established by the Committee, Incentive Stock Options must comply with the requirements of Section 422 of the Code. The exercise price of a Stock Option granted to a Covered Employee must be the Fair Market Value of the Shares on the date the Stock Option is granted, unless the grant or vesting of the Stock Option is contingent upon the achievement of a Performance Goal or Performance Goals established by the Committee at or before the time of grant.

             (iv) Cash Award -- An Award denominated in cash. The grant or vesting of any Cash Award made to a Covered Employee must be contingent upon the achievement of a Performance Goal or Performance Goals established by the Committee at or before the time of grant; the grant or vesting of any Cash Award made to Participants other than Covered Employees may, in the discretion of the Committee, be contingent upon continued service or the achievement of Performance Goals or other objectives established by the Committee.

7.  DEFERRAL OF PAYMENT

     The Committee may, in its discretion, permit Participants to defer the payment of some or all of the Shares, cash, or other consideration subject to their Awards, as well as other compensation, in accordance with procedures established by the Committee to ensure that the recognition of taxable income is deferred under the Code. Deferred amounts may, to the extent permitted by the Committee, be credited as cash or Stock Equivalent Units. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents on Stock Equivalent Units.

8.  PAYMENT OF EXERCISE PRICE

     The exercise price of a Stock Option (other than an Incentive Stock Option) and any other Stock Award for which the Committee has established an exercise price may be paid in cash, by the transfer of Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods, as and to the extent permitted by the Committee. The exercise price of an Incentive Stock Option may be paid in cash, by the transfer of Shares, or by a combination of these methods, as and to the extent permitted by the Committee at the time of grant, but may not be paid by the surrender of all or part of an Award. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of this Plan, including loans by the Trust.

     In the event shares of Restricted Stock are used to pay the exercise price of a Stock Option, a number of the Shares issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used to pay the exercise price will be subject to the same restrictions as the Restricted Stock.

9. TAXES ASSOCIATED WITH AWARD

     Prior to the payment of an Award, the Trust may withhold, or require a Participant to remit to the Trust, an amount sufficient to pay any Federal, state, and local taxes associated with the Award. The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to pay any or all taxes associated with the Award (other than an Incentive Stock Option) in cash, by the transfer of Shares, by the surrender of all or part of an Award (including the Award being exercised), or by a combination of these methods. The Committee may permit a Participant to pay any or all taxes associated with an Incentive Stock Option in cash, by the transfer of Shares, or by a combination of these methods, but not by the surrender of all or part of an Award.

10. TERMINATION OF EMPLOYMENT

     If the employment of a Participant terminates for any reason, all unexercised, deferred, and unpaid Awards may be exercisable or paid only in accordance with rules established by the Committee.

11.  TERMINATION OF AWARDS UNDER CERTAIN CONDITIONS

     The Committee may cancel any unexpired, unpaid, or deferred Award at any time if the Participant is not in compliance with all applicable provisions of this Plan or with the terms or conditions of the Award or if the Participant, without the prior written consent of the Trust, engages in any of the following activities:

          (i) Renders services for an organization, or engages in a business, that is, in the judgment of the Committee, in competition with the Trust.

          (ii) Discloses to anyone outside of the Trust, or uses for any purpose other than the Trust's business, any confidential information or material relating to the Trust, whether acquired by the Participant during or after employment with the Trust.

     The Committee may, in its discretion and as a condition to the exercise of an Award, require a Participant to acknowledge in writing that he or she is in compliance with all applicable provisions of this Plan and with the terms and conditions of the Award and has not engaged in any activities referred to in clauses (i) and (ii) above.

12. CHANGE IN CONTROL

     In the event of a Change in Control of the Trust, (i) all Stock Appreciation Rights and Stock Options then outstanding will become fully exercisable as of the date of the Change in Control, (ii) all restrictions and conditions applicable to Restricted Stock and other Stock Awards will be deemed to have been satisfied as of the date of the Change in Control, (iii) all Cash Awards will be deemed to have been fully earned as of the date of the Change in Control, and (iv) the term of all loans granted to fund the exercise price of awards will be extended to become due no earlier than twenty (20) years after the date of the Change in Control, at an interest rate no greater than LIBOR, or its equivalent, in effect from time to time.

13.  AMENDMENT OR SUSPENSION OF THIS PLAN; AMENDMENT OF OUTSTANDING AWARDS

          (a) Amendment or Suspension of this Plan. The Board of Trustees may amend or suspend this Plan at any time. Shareholder approval for any such amendment will be required only to the extent necessary to preserve (i) the exemption provided by Rule 16b-3 under the Exchange Act for this Plan and Awards granted under this Plan and (ii) the deductibility of compensation associated with any Award for Federal income tax purposes under Section 162(m) of the Code.

          (b) Amendment of Outstanding Awards. The Committee may, in its discretion, amend the terms of any Award, prospectively or retroactively, but no such amendment may impair the rights of any Participant without his or her consent. The Committee may, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

14. NONASSIGNABILITY

     Unless otherwise determined by the Committee, (i) no Award granted under this Plan may be transferred or assigned by the Participant to whom it is granted other than by will, pursuant to the laws of descent and distribution, or pursuant to a qualified domestic relations order and (ii) an Award granted under this Plan may be exercised, during the Participant's lifetime, only by the Participant or by the Participant's guardian or legal representative.

15. GOVERNING LAW

     The interpretation, validity, and enforcement of this Plan will, to the extent not otherwise governed by the Code or the securities laws of the United States, be governed by the law of the State of Ohio.

16. RIGHTS OF EMPLOYEES

     Nothing in this Plan will confer upon any Participant the right to continued employment by the Trust or limit in any way the Trust's right to terminate any Participant's employment at will.

17. EFFECTIVE AND TERMINATION DATES

          (a) Effective Date. This Plan will become effective on the date it is approved by the holders of a majority of the Shares present in person or by proxy and voting on the Plan.

          (b) Termination Date. This Plan will continue in effect until December 31, 2004.

                                                                       EXHIBIT B

                   ANTICIPATED INCOME TAX TREATMENT OF AWARDS
                                 GRANTED UNDER
                   1994 LONG TERM INCENTIVE PERFORMANCE PLAN

Incentive Stock Options

     In general, an employee will not recognize taxable income at the time an Incentive Stock Option is granted or exercised. However, the excess of the fair market value of the Shares acquired upon exercise of the Incentive Stock Option over the exercise price is potentially subject to the alternative minimum tax. Upon disposition of the Shares, capital gain or capital loss will be recognized in an amount equal to the difference between the sale price and the exercise price, provided that (1) the employee has not disposed of the Shares within two years of the date of grant or within one year from the date of exercise and (2) the employee has been employed by the Trust or one of its subsidiaries at all times from the date of grant until the date three months before the date of exercise (one year in the case of permanent disability). If the employee disposes of the Shares without satisfying both the holding period and employment requirements (a "Disqualifying Disposition"), the employee will recognize ordinary income at the time of the Disqualifying Disposition to the extent of the differences between the exercise price and the lesser of the fair market value of the shares on the date the Incentive Stock Option is exercised or the amount realized in the Disqualifying Disposition. Any remaining gain or loss is treated as a capital gain or capital loss.

     The Trust is not entitled to a tax deduction either upon the exercise of an Incentive Stock Option or upon the disposition of the Shares acquired thereby, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

Non-Qualified Stock Options

     In general, an employee will not recognize taxable income at the time a stock option that does not qualify as an Incentive Stock Option (a "non-qualified stock option") is granted. An amount equal to the difference between the exercise price and the fair market value, on the date of exercise, of the Shares acquired upon exercise of the non-qualified stock option will be included in the employee's ordinary income in the taxable year in which the non-qualified stock option is exercised. Upon disposition of the Shares acquired upon exercise of the non-qualified stock option, appreciation or depreciation after the date of exercise will be treated as either capital gain or capital loss.

     Generally, the Trust will be entitled to a tax deduction in the amount of the ordinary income realized by the employee in the year the non-qualified stock option is exercised.

Stock Appreciation Rights

     The grant of stock appreciation rights will have no immediate tax consequences to the Trust or the employee receiving the grant. The amount received by the employee upon the exercise of the stock appreciation rights will be included in the employee's ordinary income in the taxable year in which the stock appreciation rights are exercised. The Trust will be entitled to a deduction in the same amount in that year.

Restricted Stock

     Unless an employee makes an election under Section 83(b) of the Code, the employee will recognize no income, and the Trust will be entitled to no deduction, at the time restricted stock is awarded to the employee. When the restrictions on restricted stock lapse or are otherwise removed, the employee will recognize compensation income equal to the excess of the fair market value of the restricted stock on the date the restrictions lapse or are otherwise removed over the amount, if any, paid by the employee for the restricted stock, and the Trust will be entitled to a deduction in the same amount if it satisfies applicable withholding requirements. Dividends paid on restricted stock during any restriction period will constitute income to the employee receiving the dividends, and the Trust will be entitled to a deduction in the same amount. Upon disposition of Shares after the restrictions lapse or are otherwise removed, any gain or loss realized by an employee will be treated as short term or long term capital gain or loss depending upon the period of time between the disposition and the earlier lapse or removal of the restrictions on those Shares.

     If an employee files an election under Section 83(b) with the Internal Revenue Service within 30 days after the grant of restricted stock, the employee will, on the date of the grant, recognize compensation income equal to the excess of the fair market value of the Shares on that date over the price paid for those Shares, and the Trust will be entitled to a deduction in the same amount if it satisfies applicable withholding requirements.

     The Trust believes that, under the terms of the Plan, any restricted stock award will constitute performance-based compensation and, as such, will not be subject to the $1 million limit under Section 162(m) of the Internal Revenue Code of 1986.

Stock Equivalent Units

     The grant of stock equivalent units will not have any immediate tax consequences to the employee receiving the stock equivalent units or to the Trust. In general, at the time the Trust pays any amount to the employee with respect to the stock equivalent units, the employee will recognize compensation income equal to the amount of that payment, and the Trust will be entitled to a deduction in that amount.

          FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS -- PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

          Allen H. Ford, E. Bradley Jones and James C. Mastandrea, or any one of them, are hereby authorized, with full power of substitution, to represent and to vote the shares which the undersigned may be entitled to vote, including reinvestment shares, if any, at the Annual Meeting of Shareholders of First Union Real Estate Equity and Mortgage Investments to be held on April 12, 1994, or at any adjournment thereof, as follows:

               1. ELECTION OF TRUSTEES                              WITHHOLD AUTHORITY        / /
                 FOR all nominees listed below        / /           to vote for all nominees listed below
                 (except as indicated to the contrary below)

                Kenneth K. Chalmers, William E. Conway, Russell R. Gifford

          INSTRUCTION: (To withhold authority to vote for any individual nominee write that nominee's name in the space provided below)

          ----------------------------------------------------------------------

          2. PROPOSAL TO ADOPT THE 1994 LONG TERM INCENTIVE PERFORMANCE PLAN

               / /  FOR               / /  AGAINST              / /  ABSTAIN

          3. In their discretion, as to such other business as may properly come before the meeting or at any adjournment thereof.

                                     (Continued, and to be signed on other side)

       PROXY NO.                                                       SHARES

          (Continued from the other side)

          IF NO SPECIFICATION IS MADE, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED IN FAVOR OF PROPOSALS 1 AND 2.

                                                 Dated...................., 1994

                                                 ...............................

                                                 ...............................

                                                 Please sign as name appears on
                                                 the share certificates (as
                                                 indicated on this card). When
                                                 shares are held by joint
                                                 tenants, both should sign. When
                                                 signing as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your full
                                                 title as such. If the share
                                                 certificate is issued in the
                                                 name of a corporation, please
                                                 sign in full corporation name
                                                 by a duly authorized officer.
                                                 If a partnership, please sign
                                                 in partnership name by a duly
                                                 authorized person.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                                    ENCLOSED ENVELOPE.